UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2025

OpenLocker Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24520	04-3021770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Palm Beach Lakes Blvd., Suite 820

West Palm Beach, FL 33401

(Address of principal executive offices) (Zip code)

(305) 351-9195

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On March 26, 2025, OpenLocker Holdings, Inc. (the “Company”) issued a total of 58,415,000 shares of its common stock (collectively, the “Issuances”) pursuant to the conversion of shares of the Company’s Series A preferred stock (collectively, the “Conversions”). The Conversions and the Issuances were in accordance with the provisions of the Certificate of Designations of Preferences and Rights of Series A Preferred Stock, pursuant to which each share of the Company’s Series A preferred stock is convertible into 1,000 shares of the Company’s common stock, at the election of the holder, at any time.

Details regarding the Issuances are as follows: (i) 20,760,000 shares were issued to American Capital Ventures, Inc.; (ii) 20,760,000 shares were issued to Leone Group LLC; (iii) 12,895,000 shares were issued to Brian Klatsky, a member of the Company’s Board of Directors (the “Board”), President of OpenLocker, Inc., a wholly owned operating subsidiary of the Company (“OpenLocker”), and a significant stockholder of the Company; and (iv) 4,000,000 shares were issued to Lauren Klatsky, OpenLocker’s Chief Operating Officer and a significant stockholder of the Company. American Capital Ventures, Inc. is wholly owned by Howard Gostfrand, the Company’s Chief Executive Officer, Principal Financial Officer, a member of the Board, and a significant stockholder of the Company. Leone Group LLC is wholly owned by Laura Anthony, the Company’s President, Secretary, Chairperson of the Board and a significant stockholder of the Company.

After giving effect to the Conversions and the Issuances, the Company had no shares of Series A preferred stock outstanding, and 102,357,924 shares of the Company’s common stock outstanding.

The shares of common stock described above were issued without prior registration in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(d) of Regulation D thereunder.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OpenLocker Holdings, Inc.

Date: April 1, 2025	/s/ Howard Gostfrand
Howard Gostfrand
Chief Executive Officer